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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1034



      Date of Report (Date of earliest event reported): November 7, 2001



                        Newport News Shipbuilding Inc.
            (Exact Name of Registrant as Specified in its Charter)



      Delaware                    0-12385                  74-1541566
      (State or Other         (Commission File             (IRS Employer
      Jurisdiction of             Number)                  Identification
      Incorporation)                                       Number)



                4101 Washington Avenue, Newport News, VA 23607
                    (Address of Principal Executive Office)

                                (757) 380-2000
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)




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Item 9.   Regulation FD Disclosure.

          In connection with the Agreement and Plan of Merger dated as of November 7, 2001, among Northrop Grumman Corporation ("Northrop Grumman"), Purchaser Corp. I (a wholly owned subsidiary of Northrop Grumman) and Newport News Shipbuilding Inc. ("Newport News"), including the offer made thereby by Purchaser Corp. I to acquire all the outstanding shares of the common stock of Newport News, Newport News is furnishing certain historical information regarding the business and results of operations of Northrop Grumman.

Item 7(c). Financial Statements and Exhibits.

Exhibit No.              Description of Exhibit
-----------              ----------------------

99.1 Annual Report of Northrop Grumman on Form 10-K/A, for the fiscal year ended December 31, 2000, as filed on March 8, 2001 and incorporated herein by reference.

99.2 Quarterly Reports of Northrop Grumman on Form 10-Q for the period ended March 31, 2001, as filed on May 10, 2001, for the period ended June 30, 2001, as filed on August 9, 2001 and for the period ended September 30, 2001, as filed on November 5, 2001 and incorporated herein by reference.

99.3 Current Report of Northrop Grumman on Form 8-K, as filed on April 17, 2001, and as amended on Form 8-K/A, as filed on June 14, 2001 and incorporated herein by reference.

99.4 Preliminary prospectus filed as Part I of Amendment No. 5 to Northrop Grumman's registration statement on Form S-4 (Registration No. 333-61506) as filed on November 13, 2001 and incorporated herein by reference.

99.5 Annual Report of Litton Industries Inc. on Form 10-K for the fiscal year ended July 31, 2000, as filed on October 11, 2000 and incorporated herein by reference.

99.6 Quarterly Report of Litton Industries Inc. on Form 10-Q for the period ended January 31, 2001, as filed on March 6, 2001 and incorporated herein by reference.


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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Newport News Shipbuilding Inc.

                                        By: /s/ Stephen B. Clarkson
                                            ----------------------------
                                        Name:  Stephen B. Clarkson
                                        Title: Vice President, General Counsel
                                               and Secretary

November 14, 2001


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                                 EXHIBIT INDEX


Exhibit No.              Description of Exhibit
-----------              ----------------------

99.1 Annual Report of Northrop Grumman on Form 10-K/A, for the fiscal year ended December 31, 2000, as filed on March 8, 2001. (Incorporated by reference to Annual Report of Northrop Grumman on Form 10-K/A, for the fiscal year ended December 31, 2000, as filed on March 8, 2001 (File No. 002-26850).)

99.2 Quarterly Reports of Northrop Grumman on Form 10-Q for the period ended March 31, 2001, as filed on May 10, 2001, for the period ended June 30, 2001, as filed on August 9, 2001 and for the period ended September 30, 2001, as filed on November 5, 2001. (Incorporated by reference to Quarterly Reports of Northrop Grumman on Form 10-Q for the period ended March 31, 2001, as filed on May 10, 2001 (File No. 001-16411), for the period ended June 30, 2001, as filed on August 9, 2001 (File No. 001-16411) and for the period ended September 30, 2001, as filed on November 5, 2001 (File No. 001-16411).)

99.3 Current Report of Northrop Grumman on Form 8-K, as filed on April 17, 2001, and as amended on Form 8-K/A, as filed on June 14, 2001. (Incorporated by reference to Current Report of Northrop Grumman on Form 8-K, as filed on April 17, 2001 (File No. 001-16411), and as amended on Form 8-K/A, as filed on June 14, 2001 (File No. 001- 16411).)

99.4 Preliminary prospectus filed as Part I of Amendment No. 5 to Northrop Grumman's registration statement on Form S-4 (Registration No. 333-61506) as filed on November 13, 2001. (Incorporated by reference to Preliminary prospectus filed as Part I of Amendment No. 5 to Northrop Grumman's registration statement on Form S-4 (Registration No. 333-61506) as filed on November 13, 2001.)

99.5 Annual Report of Litton Industries Inc. on Form 10-K for the fiscal year ended July 31, 2000, as filed on October 11, 2000. (Incorporated by reference to Annual Report of Litton Industries Inc. on Form 10-K for the fiscal year ended July 31, 2000, as filed on October 11, 2000 (File No. 001-03998).)

99.6 Quarterly Report of Litton Industries Inc. on Form 10-Q for the period ended January 31, 2001, as filed on March 6, 2001. (Incorporated by reference to Quarterly Report of Litton Industries Inc. on Form 10-Q for the period ended January 31, 2001, as filed on March 6, 2001 (File No. 001-03998).)


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